EXHIBIT 32.1
                                                                    ------------
                Certification Required by 18 U.S.C. Section 1350
     (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

I, George F. Donovan, as Chief Executive Officer of Bluegreen Corporation (the "Company"), certify, pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002), that:

      (1) the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2005 (the "Report"), filed with the U.S. Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                      By:  /S/ GEORGE F. DONOVAN
                                           -----------------------
                                           George F. Donovan
                                           President and
                                           Chief Executive Officer

Date:  November 9, 2005

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Form 10-Q or as a separate disclosure document.

A signed original of this written statement required by Section 906 has been provided to Bluegreen Corporation and will be retained by Bluegreen Corporation and furnished to the Securities and Exchange Commission or its staff upon request.